OPPENHEIMER NEW JERSEY MUNICIPAL FUND
N-SAR EXHIBIT 77C

SPECIAL SHAREHOLDER MEETINGS (Unaudited)

On June 21, 2013, a first shareholder meeting of Oppenheimer New Jersey Municipal Fund (the “Fund”), a series of Oppenheimer Multi-State Municipal Trust (the “Trust”) was held at which the twelve Trustees identified below were elected to the Trust (Proposal No. 1).  The following is a report of the votes cast:

Nominee/Proposal                                           For                                       Withheld
Trustees

Brian F. Wruble                                           969,967,626                                24,822,341
David K. Downes                                       969,766,660                                25,023,307
Matthew P. Fink                                          969,889,775                                24,900,192
Edmund Giambastiani, Jr.                           970,494,725                                24,295,242
Phillip A. Griffiths                                       968,863,662                                25,926,305
Mary F. Miller                                              970,170,040                                24,619,927
Joel W. Motley                                           970,880,201                                23,909,766
Joanne Pace                                                 971,071,614                                23,718,353
Mary Ann Tynan                                        970,743,262                                24,046,705
Joseph M. Wikler                                        969,878,198                                24,911,770
Peter I. Wold                                                970,436,703                                24,353,264
William F. Glavin, Jr.                                   970,596,507                                24,193,460

OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS
N-SAR EXHIBIT 77C

SPECIAL SHAREHOLDER MEETINGS (Unaudited)

On June 21, 2013, a first shareholder meeting of Oppenheimer Rochester National Municipals (the “Fund”), a series of Oppenheimer Multi-State Municipal Trust (the “Trust”) was held at which the twelve Trustees identified below were elected to the Trust (Proposal No. 1).  The following is a report of the votes cast:

Nominee/Proposal                                           For                                        Withheld
Trustees

Brian F. Wruble                                           969,967,626                                24,822,341
David K. Downes                                       969,766,660                                25,023,307
Matthew P. Fink                                          969,889,775                                24,900,192
Edmund Giambastiani, Jr.                          970,494,725                                24,295,242
Phillip A. Griffiths                                       968,863,662                                25,926,305
Mary F. Miller                                             970,170,040                                24,619,927
Joel W. Motley                                           970,880,201                                23,909,766
Joanne Pace                                                971,071,614                                23,718,353
Mary Ann Tynan                                       970,743,262                                24,046,705
Joseph M. Wikler                                       969,878,198                                24,911,770
Peter I. Wold                                               970,436,703                                24,353,264
William F. Glavin, Jr.                                  970,596,507                                24,193,460

OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND
a series of Oppenheimer Multi-State Municipal Trust

N-SAR EXHIBIT 77C

SPECIAL SHAREHOLDER MEETINGS (Unaudited)

On June 21, 2013, a first shareholder meeting of Oppenheimer Pennsylvania Municipal Fund (the “Fund”), a series of Oppenheimer Multi-State Municipal Trust (the “Trust”), was held at which the twelve Trustees identified below were elected to the Trust (Proposal No. 1).   The following is a report of the votes cast:

Nominee/Proposal                                           For                                        Withheld
Trustees

Brian F. Wruble                                           969,967,626                                24,822,341
David K. Downes                                        969,766,660                                25,023,307
Matthew P. Fink                                          969,889,775                                24,900,192
Edmund Giambastiani, Jr.                           970,494,725                                24,295,242
Phillip A. Griffiths                                      968,863,662                                25,926,305
Mary F. Miller                                             970,170,040                                24,619,927
Joel W. Motley                                           970,880,201                                23,909,766
Joanne Pace                                                971,071,614                                23,718,353
Mary Ann Tynan                                       970,743,262                                24,046,705
Joseph M. Wikler                                       969,878,198                                24,911,770
Peter I. Wold                                               970,436,703                                24,353,264
William F. Glavin, Jr.                                  970,596,507                                24,193,460